UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 24, 2016 (May 18, 2016)
Date of Report (Date of earliest event reported)

Commission	Exact name of registrant as specified in its charter;	IRS Employer
File Number	State or other jurisdiction of incorporation or organization	Identification No.

000-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
(A Nevada Corporation)
6100 Neil Road
Reno, Nevada 89511
775-834-4011

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Series 2016CDE Bonds

On May 18, 2016, Sierra Pacific Power Company (the “Company”), a wholly-owned subsidiary of NV Energy, Inc., an indirect wholly-owned subsidiary of Berkshire Hathaway Energy Company, entered into a Financing Agreement, dated as of May 1, 2016, by and between Washoe County, Nevada (the "Washoe Issuer") and the Company (the "Series 2016CDE Financing Agreement") whereby the Washoe Issuer loaned to the Company the proceeds from the issuance, on behalf of the Company, of $30,000,000 of its Water Facilities Refunding Revenue Bonds, Series 2016C, due 2036 (the “Series C Bonds”), $25,000,000 of its Water Facilities Refunding Revenue Bonds, Series 2016D, due 2036 (the “Series D Bonds”) and $25,000,000 of its Water Facilities Refunding Revenue Bonds, Series 2016E, due 2036 (the “Series E Bonds”) (collectively the "Series 2016CDE Bonds") pursuant to an Indenture of Trust dated as of May 1, 2016 between the Washoe Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee (the "Series 2016CDE Indenture"). Under the Series 2016CDE Financing Agreement, the Company will pay the principal (or redemption price) and the interest and premium, if any, coming due on the Series 2016CDE Bonds. The Series 2016CDE Bonds will initially bear interest at a weekly rate which will be calculated on a weekly basis and be payable on the first business day of each month, commencing June 1, 2016. The interest rate mode on the Series 2016CDE Bonds may be adjusted from time to time as described in the Series 2016CDE Indenture.

The proceeds from the Series 2016CDE Bonds were used to refund $40,000,000 of the Washoe Issuer’s Water Facilities Refunding Revenue Bonds, Series 2007A, and $40,000,000 of the Washoe Issuer’s Water Facilities Refunding Revenue Bonds Series 2007B, each previously issued by the Washoe Issuer on behalf of the Company.

The Company issued its General and Refunding Mortgage Notes, Series V, No. V-1 in the amount of $80,000,000 (the “Series V-1 Notes”) pursuant to the General and Refunding Mortgage Indenture, dated as of May 1, 2001, as amended and supplemented to the date hereof, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the ‘‘G&R Indenture’’), to provide collateral security for its obligations under the Series 2016CDE Financing Agreement. The obligations of the Company to make any payment of the principal and interest on any Series V-1 Notes shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has made a payment (or otherwise funded a payment) as provided in the Series 2016CDE Financing Agreement, in respect of the principal and interest of the Series 2016CDE Bonds.

The foregoing discussion of the Series 2016CDE Financing Agreement and the Series V-1 Notes is qualified in its entirety by reference to the Series 2016CDE Financing Agreement and the Officer's Certificate establishing the terms of the Series V-1 Notes under the G&R Indenture, of which a copy of each is attached hereto as Exhibit 4.1 and Exhibit 4.4, respectively, and incorporated into this Item 2.03 by reference.

Series 2016ABFG Bonds

On May 24, 2016, the Company entered into a Financing Agreement, dated as of May 1, 2016, by and between the Washoe Issuer and the Company (the "Series 2016ABFG Financing Agreement") whereby the Washoe Issuer loaned to the Company the proceeds from the issuance, on behalf of the Company, of $58,700,000 of its Gas Facilities Refunding Revenue Bonds, Series 2016A, due 2031 (the “Series A Bonds”), $60,230,000 of its Gas and Water Facilities Refunding Revenue Bonds, Series 2016B, due 2036 (the “Series B Bonds”), $75,000,000 of its Water Facilities Refunding Revenue Bonds, Series 2016F, due 2036 (the “Series F Bonds”) and $20,000,000 of its Water Facilities Refunding Revenue Bonds, Series 2016G, due 2036 (the “Series G Bonds”) (collectively, the "Series 2016ABFG Bonds") pursuant to an Indenture of Trust dated as of May 1, 2016 between the Washoe Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee (the "Series 2016ABFG Indenture"). The Series B Bonds were issued at a premium of approximately $4,570,000 to the $60,230,000 par amount. Under the Series 2016ABFG Financing Agreement, the Company will pay the principal (or redemption price) and the interest and premium, if any, coming due on the Series 2016ABFG Bonds. The Series A Bonds and Series B Bonds will initially bear interest at a term rate of 1.50% and 3.00%, respectively, which will be payable on June 1 and December 1 each year, commencing December 1, 2016. The Series A Bonds and Series B Bonds are subject to mandatory purchase by the Company on June 3, 2019 and June 1, 2022, respectively, and on and after the respective purchase date, the interest rate mode on the Series A Bonds and Series B Bonds may be adjusted from time to time as described in the Series 2016ABFG Indenture. The Series F Bonds and the Series G Bonds will initially bear interest at a weekly rate which will be calculated on a weekly basis and be payable on the first business day of each month, commencing June 1, 2016. The Company purchased the Series F Bonds and the Series G Bonds on their date of issuance to hold for the Company's own account and potential remarketing to the public at a future date.

The proceeds from the Series 2016ABFG Bonds were used to refund $58,700,000 of the Washoe Issuer’s Gas Facilities Refunding Revenue Bonds, Series 2006A, $84,800,000 of the Washoe Issuer’s Gas and Water Facilities Refunding Revenue Bonds, Series 2006C and $75,000,000 of the Washoe Issuer’s Water Facilities Refunding Revenue Bonds, Series 2006B, each previously issued by the Washoe Issuer on behalf of the Company.

The Company issued its General and Refunding Mortgage Notes, Series V, No. V-2 in the amount of $213,930,000 (the “Series V-2 Notes”) pursuant to the G&R Indenture to provide collateral security for its obligations under the Series 2016ABFG Financing Agreement. The obligations of the Company to make any payment of the principal and interest on any Series V-2 Notes shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has made a payment (or otherwise funded a payment) as provided in the Series 2016ABFG Financing Agreement, in respect of the principal and interest of the Series 2016ABFG Bonds.

The foregoing discussion of the Series 2016ABFG Financing Agreement and the Series V-2 Notes is qualified in its entirety by reference to the Series 2016ABFG Financing Agreement and the Officer's Certificate establishing the terms of the Series V-2 Notes under the G&R Indenture, of which a copy of each is attached hereto as Exhibit 4.2 and Exhibit 4.4, respectively, and incorporated into this Item 2.03 by reference.

Series 2016AB Bonds

On May 24, 2016, the Company entered into a Financing Agreement, dated as of May 1, 2016, by and between Humboldt County, Nevada (the "Humboldt Issuer") and the Company (the "Series 2016AB Financing Agreement") whereby the Humboldt Issuer loaned to the Company the proceeds from the issuance, on behalf of the Company, of $20,000,000 of its Pollution Control Refunding Revenue Bonds, Series A, due 2029 (the "Series 2016A Bonds") and $29,750,000 of its Pollution Control Refunding Revenue Bonds, Series B, due 2029 (the "Series 2016B Bonds") (collectively, the “Series 2016AB Bonds”) pursuant to an Indenture of Trust dated as of May 1, 2016 between the Humboldt Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee (the "Series 2016AB Indenture"). Under the Series 2016AB Financing Agreement, the Company will pay the principal (or redemption price) and the interest and premium, if any, coming due on the Series 2016AB Bonds. The Series 2016A Bonds will initially bear interest at a term rate of 1.25% which will be payable on June 1 and December 1 each year, commencing December 1, 2016. The Series 2016A Bonds are subject to mandatory purchase by the Company on June 3, 2019, and on and after the purchase date, the interest rate mode on the Series 2016A Bonds may be adjusted from time to time as described in the Series 2016AB Indenture. The Series 2016B Bonds will initially bear interest at a weekly rate which will be calculated on a weekly basis and be payable on the first business day of each month, commencing June 1, 2016. The Company purchased the Series 2016B Bonds on their date of issuance to hold for the Company's own account and potential remarketing to the public at a future date.

The proceeds from the Series 2016AB Bonds were used to refund $49,750,000 of the Humboldt Issuer’s Pollution Control Refunding Revenue Bonds, Series 2006 previously issued by the Humboldt Issuer on behalf of the Company.

The Company issued its General and Refunding Mortgage Notes, Series V, No. V-3 $49,750,000 (the “Series V-3 Notes”) pursuant to the G&R Indenture to provide collateral security for its obligations under the Series 2016AB Financing Agreement. The obligations of the Company to make any payment of the principal and interest on any Series V-3 Notes shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has made a payment (or otherwise funded a payment) as provided in the Series 2016AB Financing Agreement, in respect of the principal and interest of the Series 2016AB Bonds.

The foregoing discussion of the Series 2016AB Financing Agreement and the Series V-3 Notes is qualified in its entirety by reference to the Series 2016AB Financing Agreement and the Officer's Certificate establishing the terms of the Series V-3 Notes under the G&R Indenture, of which a copy of each is attached hereto as Exhibit 4.3 and Exhibit 4.4, respectively, and incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1
Financing Agreement dated May 1, 2016 between Washoe County, Nevada and Sierra Pacific Power Company (relating to Washoe County, Nevada's $80,000,000 Water Facilities Refunding Revenue Bonds (Sierra Pacific Power Company Project) Series 2016C, 2016D and 2016E.

4.2
Financing Agreement dated May 1, 2016 between Washoe County, Nevada and Sierra Pacific Power Company (relating to Washoe County, Nevada's $213,930,000 Gas Facilities Refunding Revenue Bonds, Gas and Water Facilities Refunding Revenue Bonds and Water Facilities Refunding Revenue Bonds (Sierra Pacific Power Company Projects) Series 2016A, 2016B, 2016F and 2016G.

4.3
Financing Agreement dated May 1, 2016 between Humboldt County, Nevada and Sierra Pacific Power Company (relating to Humboldt County, Nevada's $49,750,000 Pollution Control Refunding Revenue Bonds (Sierra Pacific Power Company Project) Series 2016A and 2016B.

4.4	Officer’s Certificate establishing the terms of Sierra Pacific Power Company’s General and Refunding Mortgage Notes, Series V (Nos. V1, V-2 and V-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA PACIFIC POWER COMPANY
(Registrant)

Date: May 24, 2016	/s/ E. Kevin Bethel
E. Kevin Bethel
Senior Vice President, Chief Financial Officer and Director

EXHIBIT INDEX

Exhibit No.	Description

4.1
Financing Agreement dated May 1, 2016 between Washoe County, Nevada and Sierra Pacific Power Company (relating to Washoe County, Nevada's $80,000,000 Water Facilities Refunding Revenue Bonds (Sierra Pacific Power Company Project) Series 2016C, 2016D and 2016E.

4.2
Financing Agreement dated May 1, 2016 between Washoe County, Nevada and Sierra Pacific Power Company (relating to Washoe County, Nevada's $213,930,000 Gas Facilities Refunding Revenue Bonds, Gas and Water Facilities Refunding Revenue Bonds and Water Facilities Refunding Revenue Bonds (Sierra Pacific Power Company Projects) Series 2016A, 2016B, 2016F and 2016G.

4.3
Financing Agreement dated May 1, 2016 between Humboldt County, Nevada and Sierra Pacific Power Company (relating to Humboldt County, Nevada's $49,750,000 Pollution Control Refunding Revenue Bonds (Sierra Pacific Power Company Project) Series 2016A and 2016B.

4.4	Officer’s Certificate establishing the terms of Sierra Pacific Power Company’s General and Refunding Mortgage Notes, Series V (Nos. V1, V-2 and V-3).